State of Nebraska — Space Above This Line For Recording Data

REAL ESTATE DEED OF TRUST

(With Future Advance Clause)

☐ Construction Security Agreement

☐ Master form recorded by

1. **DATE AND PARTIES.** The date of this Deed of Trust is Feb 22, 2005 and the parties and their addresses are as follows:

TRUSTOR: Husker AG, LLC, A Nebraska Limited Liability Company

54048 Highway 20
Plainview, NE 68769

COPY

☐ Refer to the Addendum which is attached and incorporated herein for additional Trustors.

TRUSTEE: Union Bank and Trust Company

3643 South 48th Street
Lincoln, NE 68506

BENEFICIARY: Union Bank and Trust Company

3643 South 48th Street, PO Box 82535 Lincoln, NE 68501-2535
Midwest Bank N.A.
202 S. Main St., PO Box 189, Plainview, NE 68769

2. **CONVEYANCE.** For good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to secure the Secured Debt (hereafter defined), Trustor irrevocably grants, conveys and sells to Trustee, in trust for the benefit of the Beneficiary, with power of sale, the following described property:

See attached Exhibit A which is hereby made a permanent part of this document.

The property is located in Pierce (County) at 54048 Highway 20 (Address), Plainview (City), Nebraska 68769 (ZIP Code)

Together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, crops, timber, all diversion payments or third party payments made to crop producers, and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as "Property"). The term Property also includes, but is not limited to, any and all water wells, water, ditches, reservoirs, reservoir sites and dams located on the real estate and all riparian and water rights associated with the Property, however established.

3. **MAXIMUM OBLIGATION LIMIT.** The total principal amount of the Secured Debt (hereafter defined) secured by this Deed of Trust at any one time shall not exceed $ 20,000,000.00. This limitation of amount does not include interest, loan charges, commitment fees, brokerage commissions, attorneys' fees and other charges validly made pursuant to this Deed of Trust and does not apply to advances (or interest accrued on such advances) made under the terms of this Deed of Trust to protect Beneficiary security and to perform any of the covenants contained in this Deed of Trust. Future advances are contemplated and, along with other future obligations, are secured by this Deed of Trust even though all or part may not yet be advanced. Nothing in this Deed of Trust, however, shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment would need to be agreed to in a separate writing.

4. **SECURED DEBT DEFINED.** The term "Secured Debt" includes, but is not limited to, the following:

   A. The promissory note(s), contract(s), guaranty(s) or other evidence of debt described below and all extensions, renewals, modifications or substitutions (Evidence of Debt). *(When referencing the debts below it is suggested that you include items such as borrowers' names, note amounts, interest rates, maturity dates, etc.)* Variable rate promissory note dated February 22, 2005 in the amount of $10,000,000.00 and maturing on February 22, 2012 from Union Bank and Trust Company AND variable rate promissory note dated February 22, 2005 in the amount of $5,000,000.00 and maturing on February 22, 2006 from Midwest Bank N.A.

B. All future advances from Beneficiary to Trustor or other future obligations of Trustor to Beneficiary under any promissory note, contract, guaranty, or other evidence of debt existing now or executed after this Deed of Trust whether or not this Deed of Trust is specifically referred to in the evidence of debt.
C. All obligations Trustor owes to Beneficiary, which now exist or may later arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Trustor and Beneficiary.
D. All additional sums advanced and expenses incurred by Beneficiary for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Beneficiary under the terms of this Deed of Trust, plus interest at the highest rate in effect, from time to time, as provided in the Evidence of Debt.
E. Trustor's performance under the terms of any instrument evidencing a debt by Trustor to Beneficiary and any Deed of Trust securing, guarantying, or otherwise relating to the debt.

If more than one person signs this Deed of Trust as Trustor, each Trustor agrees that this Deed of Trust will secure all future advances and future obligations described above that are given to or incurred by any one or more Trustor, or any one or more Trustor and others. This Deed of Trust will not secure any other debt if Beneficiary fails, with respect to such other debt, to make any required disclosure about this Deed of Trust or if Beneficiary fails to give any required notice of the right of rescission.

5. **PAYMENTS.** Trustor agrees to make all payments on the Secured Debt when due and in accordance with the terms of the Evidence of Debt or this Deed of Trust.

6. **WARRANTY OF TITLE.** Trustor covenants that Trustor is lawfully seized of the estate conveyed by this Deed of Trust and has the right to irrevocably grant, convey and sell to Trustee, in trust, with power of sale, the Property and warrants that the Property is unencumbered, except for encumbrances of record.

7. **CLAIMS AGAINST TITLE.** Trustor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when due. Beneficiary may require Trustor to provide to Beneficiary copies of all notices that such amounts are due and the receipts evidencing Trustor's payment. Trustor will defend title to the Property against any claims that would impair the lien of this Deed of Trust. Trustor agrees to assign to Beneficiary, as requested by Beneficiary, any rights, claims or defenses which Trustor may have against parties who supply labor or materials to improve or maintain the Property.

8. **PRIOR SECURITY INTERESTS.** With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior security interest or encumbrance on the Property and that may have priority over this Deed of Trust, Trustor agrees:
A. To make all payments when due and to perform or comply with all covenants.
B. To promptly deliver to Beneficiary any notices that Trustor receives from the holder.
C. Not to make or permit any modification or extension of, and not to request or accept any future advances under any note or agreement secured by, the other mortgage, deed of trust or security agreement unless Beneficiary consents in writing.

9. **DUE ON SALE OR ENCUMBRANCE.** Beneficiary may, at its option, declare the entire balance of the Secured Debt to be immediately due and payable upon the creation of any lien, encumbrance, transfer, or sale, or contract for any of these on the Property. However, if the Property includes Trustor's residence, this section shall be subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable. For the purposes of this section, the term "Property" also includes any interest to all or any part of the Property. This covenant shall run with the Property and shall remain in effect until the Secured Debt is paid in full and this Deed of Trust is released.*

10. **TRANSFER OF AN INTEREST IN THE GRANTOR.** If Trustor is an entity other than a natural person (such as a corporation or other organization), Beneficiary may demand immediate payment if there is a change in ownership of more than 30 percent of the voting units of a limited liability company. However, Beneficiary may not demand payment in the above situation if it is prohibited by law as of the date of this Deed of Trust.

11. **ENTITY WARRANTIES AND REPRESENTATIONS.** If Trustor is an entity other than a natural person (such as a corporation or other organization), Trustor makes to Beneficiary the following warranties and representations which shall be continuing as long as the Secured Debt remains outstanding:
A. Trustor is an entity which is duly organized and validly existing in the Trustor's state of incorporation (or organization). Trustor is in good standing in all states in which Trustor transacts business. Trustor has the power and authority to own the Property and to carry on its business as now being conducted and, as applicable, is qualified to do so in each state in which Trustor operates.
B. The execution, delivery and performance of this Deed of Trust by Trustor and the obligation evidenced by the Evidence of Debt are within the power of Trustor, have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law, or order of court or governmental agency.
C. Other than disclosed in writing Trustor has not changed its name within the last ten years and has not used any other trade or fictitious name. Without Beneficiary's prior written consent, Trustor does not and will not use any other name and will preserve its existing name, trade names and franchises until the Secured Debt is satisfied.

12. **PROPERTY CONDITION, ALTERATIONS AND INSPECTION.** Trustor will keep the Property in good condition and make all repairs that are reasonably necessary. Trustor will give Beneficiary prompt notice of any loss or damage to the Property. Trustor will keep the Property free of noxious weeds and grasses. Trustor will not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction limiting or defining the uses which may be made of the Property or any part of the Property, without Beneficiary's prior written consent. Trustor will notify Beneficiary of all demands, proceedings, claims, and actions against Trustor or any other owner made under law or regulation regarding use, ownership and occupancy of the Property. Trustor will comply with all legal requirements and restrictions, whether public or private, with respect to the use of the Property. Trustor also agrees that the nature of the occupancy and use will not change without Beneficiary's prior written consent.

No portion of the Property will be removed, demolished or materially altered without Beneficiary's prior written consent except that Trustor has the right to remove items of personal property comprising a part of the Property that become worn

*provided the prohibitions herein shall not apply if the beneficiary consents, which consent shall not be unreasonably withheld, or in the event that any loan secured by this Deed of Trust is not renewed by a beneficiary."

or obsolete, provided that such personal property is replaced with other personal property at least equal in value to the replaced personal property, free from any title retention device, security agreement or other encumbrance. Such replacement of personal property will be deemed subject to the security interest created by this Deed of Trust. Trustor shall not partition or subdivide the Property without Beneficiary's prior written consent. Beneficiary or Beneficiary's agents may, at Beneficiary's option, enter the Property at any reasonable time for the purpose of inspecting the Property. Any inspection of the Property shall be entirely for Beneficiary's benefit and Trustor will in no way rely on Beneficiary's inspection.

13. **AUTHORITY TO PERFORM.** If Trustor fails to perform any of Trustor's duties under this Deed of Trust, or any other mortgage, deed of trust, security agreement or other lien document that has priority over this Deed of Trust, Beneficiary may, without notice, perform the duties or cause them to be performed. Trustor appoints Beneficiary as attorney in fact to sign Trustor's name or pay any amount necessary for performance. If any construction on the Property is discontinued or not carried on in a reasonable manner, Beneficiary may do whatever is necessary to protect Beneficiary's security interest in the Property. This may include completing the construction.

Beneficiary's right to perform for Trustor shall not create an obligation to perform, and Beneficiary's failure to perform will not preclude Beneficiary from exercising any of Beneficiary's other rights under the law or this Deed of Trust. Any amounts paid by Beneficiary for insuring, preserving or otherwise protecting the Property and Beneficiary's security interest will be due on demand and will bear interest from the date of the payment until paid in full at the interest rate in effect from time to time according to the terms of the Evidence of Debt.

14. **ASSIGNMENT OF LEASES AND RENTS.** Trustor irrevocably grants, conveys and sells as additional security all the right, title and interest in and to any and all:

A. Existing or future leases, subleases, licenses, guarantees and any other written or verbal agreements for the use and occupancy of any portion of the Property, including any extensions, renewals, modifications or substitutions of such agreements (all referred to as "Leases").

B. Rents, issues and profits (all referred to as "Rents"), including but not limited to security deposits, minimum rent, percentage rent, additional rent, common area maintenance charges, parking charges, real estate taxes, other applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, "loss of rents" insurance, revenues, royalties, proceeds, bonuses, and all rights and claims which Trustor may have that in any way pertains to or is on account of the use or occupancy of the whole or any part of the Property.

COPY

Trustor will promptly provide Beneficiary with true and correct copies of all existing and future Leases. Trustor may collect, receive, enjoy and use the Rents so long as Trustor is not in default. Trustor will not collect in advance any Rents due in future lease periods, unless Trustor first obtains Beneficiary's written consent. Upon default, Trustor will receive any Rents in trust for Beneficiary and Trustor will not commingle the Rents with any other funds. Any amounts collected shall be applied at Beneficiary's discretion to payments on the Secured Debt as therein provided, to costs of managing the Property, including, but not limited to, all taxes, assessments, insurance premiums, repairs, and commissions to rental agents, and to any other necessary related expenses including Beneficiary's attorneys' fees, paralegal fees and court costs.

Trustor acknowledges that this assignment is perfected upon the recording of this Deed of Trust and that Beneficiary is entitled to notify any of Trustor's tenants to make payment of rents due or to become due to Beneficiary. However, Beneficiary agrees that only on default will Beneficiary notify Trustor and Trustor's tenants and make demand that all future Rents be paid directly to Beneficiary. On receiving the notice of default, Trustor will endorse and deliver to Beneficiary any payments of Rent in Trustor's possession.

Trustor covenants that no default exists under the Leases or any applicable landlord law. Trustor also covenants and agrees to maintain, and to require the tenants to comply with, the Leases and any applicable law. Trustor will promptly notify Beneficiary of any noncompliance. If Trustor neglects or refuses to enforce compliance with the terms of the Leases, then Beneficiary may, at Beneficiary's option, enforce compliance. Trustor will obtain Beneficiary's written authorization before Trustor consents to sublet, modify, cancel, or otherwise alter the Leases, to accept the surrender of the Property covered by such Leases (unless the Leases so require), or to assign, compromise or encumber the Leases or any future Rents. Trustor will hold Beneficiary harmless and indemnify Beneficiary for any and all liability, loss or damage that Beneficiary may incur as a consequence of the assignment under this section.

15. **CONDOMINIUMS; PLANNED UNIT DEVELOPMENTS.** If the Property includes a unit in a condominium or a planned unit development, Trustor will perform all of Trustor's duties under the covenants, by-laws, or regulations of the condominium or planned unit development.

16. **DEFAULT.** Trustor will be in default if any of the following occur:

A. Any party obligated on the Secured Debt fails to make any payment within 10 days of when due.

B. A breach of any material term or covenant in this Deed of Trust, any prior mortgage or any construction loan agreement, security agreement or any other document evidencing, guarantying, securing or otherwise relating to the Secured Debt;

C. The making or furnishing of any verbal or written representation, statement or warranty to Beneficiary that is false or incorrect in any material respect by Trustor or any person or entity obligated on the Secured Debt;

D. The dissolution, appointment of a receiver for, or application of any debtor relief law to, Trustor or any person or entity obligated on the Secured Debt;

E. Any other creditor of Trustor declares a default on the debt Trustor owes to such creditor and such debt is not being challenged, in good faith, by Trustor.

F. A material adverse change in Trustor's business including ownership, management, and financial conditions, which Beneficiary in its opinion believes impairs the value of the Property or repayment of the Secured Debt; or

G. Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

17. **REMEDIES ON DEFAULT.** In some instances, federal and state law will require Beneficiary to provide Trustor with notice of the right to cure, mediation notices or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Beneficiary may accelerate the Secured Debt and foreclose this Deed of Trust in a manner provided by law if this Trustor is in default.

Loan Number 14131000

At the option of Beneficiary, all or any part of the agreed fees and charges, accrued interest and principal shall become immediately due and payable, after giving notice if required by law, upon the occurrence of a default or anytime thereafter. In addition, Beneficiary shall be entitled to all the remedies provided by law, the Evidence of Debt, other evidences of debt, this Deed of Trust and any related documents including without limitation, the power to sell the Property.

If there is a default, Trustee shall, in addition to any other permitted remedy, at the request of the Beneficiary, advertise and sell the Property as a whole or in separate parcels at public auction to the highest bidder for cash and convey absolute title free and clear of all right, title and interest of Trustor at such time and place as Trustee designates. Trustee shall give notice of sale including the time, terms and place of sale and a description of the property to be sold as required by the applicable law in effect at the time of the proposed sale.

Upon sale of the property and to the extent not prohibited by law, Trustee shall make and deliver a deed to the Property sold which conveys absolute title to the purchaser, and after first paying all fees, charges and costs, shall pay to Beneficiary all moneys advanced for repairs, taxes, insurance, liens, assessments and prior encumbrances and interest thereon, and the principal and interest on the Secured Debt, paying the surplus, if any, to Trustor. Beneficiary may purchase the Property. The recitals in any deed of conveyance shall be prima facie evidence of the facts set forth therein.

All remedies are distinct, cumulative and not exclusive, and the Beneficiary is entitled to all remedies provided at law or equity, whether expressly set forth or not. The acceptance by Beneficiary of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Beneficiary's right to require full and complete cure of any existing default. By not exercising any remedy on Trustor's default, Beneficiary does not waive Beneficiary's right to later consider the event a default if it continues or happens again.

18. **EXPENSES; ADVANCES ON COVENANTS; ATTORNEYS' FEES; COLLECTION COSTS.** Except when prohibited by law, Trustor agrees to pay all of Beneficiary's expenses if Trustor breaches any covenant in this Deed of Trust. Trustor will also pay on demand all of Beneficiary's expenses incurred in collecting, insuring, preserving or protecting the Property or in any inventories, audits, inspections or other examination by Beneficiary in respect to the Property. Trustor agrees to pay all costs and expenses incurred by Beneficiary in enforcing or protecting Beneficiary's rights and remedies under this Deed of Trust, including, but not limited to, attorneys' fees, court costs, and other legal expenses. Once the Secured Debt is fully and finally paid, Beneficiary agrees to release this Deed of Trust and Trustor agrees to pay for any recordation costs. All such amounts are due on demand and will bear interest from the time of the advance at the highest rate in effect, from time to time, as provided in the Evidence of Debt and as permitted by law.

COPY

19. **ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.** As used in this section, (1) "Environmental Law" means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, 42 U.S.C. 9601 et seq.), all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) "Hazardous Substance" means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste" or "hazardous substance" under any Environmental Law. Trustor represents, warrants and agrees that, except as previously disclosed and acknowledged in writing:

A. No Hazardous Substance has been, is, or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property, except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

B. Trustor has not and will not cause, contribute to, or permit the release of any Hazardous Substance on the Property.

C. Trustor will immediately notify Beneficiary if (1) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (2) there is a violation of any Environmental Law concerning the Property. In such an event, Trustor will take all necessary remedial action in accordance with Environmental Law.

D. Trustor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (1) any Hazardous Substance located on, under or about the Property; or (2) any violation by Trustor or any tenant of any Environmental Law. Trustor will immediately notify Beneficiary in writing as soon as Trustor has reason to believe there is any such pending or threatened investigation, claim, or proceeding. In such an event, Beneficiary has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.

E. Trustor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

F. There are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well will be added unless Beneficiary first consents in writing.

G. Trustor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

H. Trustor will permit, or cause any tenant to permit, Beneficiary or Beneficiary's agent to enter and inspect the Property and review all records at any reasonable time to determine (1) the existence, location and nature of any Hazardous Substance on, under or about the Property; (2) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; or (3) whether or not Trustor and any tenant are in compliance with applicable Environmental Law.

I. Upon Beneficiary's request and at any time, Trustor agrees, at Trustor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Beneficiary. The choice of the environmental engineer who will perform such audit is subject to Beneficiary's approval.

J. Beneficiary has the right, but not the obligation, to perform any of Trustor's obligations under this section at Trustor's expense.

K. As a consequence of any breach of any representation, warranty or promise made in this section, (1) Trustor will indemnify and hold Beneficiary and Beneficiary's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and attorneys' fees, which Beneficiary and Beneficiary's successors or assigns may sustain; and (2) at Beneficiary's discretion, Beneficiary may release this Deed of Trust and in return Trustor will provide Beneficiary with collateral of at least equal value to the Property secured by this Deed of Trust without prejudice to any of Beneficiary's rights under this Deed of Trust.

Loan Number 14131000

L. Notwithstanding any of the language contained in this Deed of Trust to the contrary, the terms of this section shall survive any foreclosure or satisfaction of this Deed of Trust regardless of any passage of title to Beneficiary or any disposition by Beneficiary of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

20. **CONDEMNATION.** Trustor will give Beneficiary prompt notice of any action, real or threatened, by private or public entities to purchase or take any or all of the Property, including any easements, through condemnation, eminent domain, or any other means. Trustor further agrees to notify Beneficiary of any proceedings instituted for the establishment of any sewer, water, conservation, ditch, drainage, or other district relating to or binding upon the Property or any part of it. Trustor authorizes Beneficiary to intervene in Trustor's name in any of the above described actions or claims and to collect and receive all sums resulting from the action or claim. Trustor assigns to Beneficiary the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property. Such proceeds shall be considered payments and will be applied as provided in this Deed of Trust. This assignment of proceeds is subject to the terms of any prior security agreement.

21. **INSURANCE.** Trustor agrees to maintain insurance as follows:

A. Trustor shall keep the Property insured against loss by fire, theft and other hazards and risks reasonably associated with the Property due to its type and location. Other hazards and rusks may include, for example, coverage against loss due to floods or flooding. This insurance shall be maintained in the amounts and for the periods that Beneficiary requires. What Trustor requires pursuant to the preceding sentence can change during the term of the loan. The insurance carrier providing the insurance shall be chosen by Trustor subject to Beneficiary's approval, which shall not be unreasonably withheld. If Trustor fails to maintain the coverage described above, Beneficiary may, at Beneficiary's option, obtain coverage to protect Beneficiary's rights in the Property according to the terms of this Deed of Trust.

All insurance policies and renewals shall be acceptable to Beneficiary and shall include a standard "mortgage clause" and, where applicable, "beneficiary loss payable clause." Trustor shall immediately notify Beneficiary of cancellation or termination of the insurance. Beneficiary shall have the right to hold the policies and renewals. If Beneficiary requires, Trustor shall immediately give to Beneficiary all receipts of paid premiums and renewal notices. Upon loss, Trustor shall give immediate notice to the insurance carrier and Beneficiary. Beneficiary may make proof of loss if not made immediately by Trustor.

Unless Beneficiary and Trustor otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged if the restoration or repair is economically feasible and Beneficiary's security is not lessened. If the restoration or repair is not economically feasible or Beneficiary's security would be lessened, the insurance proceeds shall be applied to the Secured Debt, whether or not then due, with any excess paid to Trustor. If Trustor abandons the Property, or does not answer within 30 days a notice from Beneficiary that the insurance carrier has offered to settle a claim, then Beneficiary may collect the insurance proceeds. Beneficiary may use the proceeds to repair or restore the Property or to pay the Secured Debt whether or not then due. The 30-day period will begin when the notice is given.

Unless Beneficiary and Trustor otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of scheduled payments or change the amount of the payments. If the Property is acquired by Beneficiary, Trustor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Beneficiary to the extent of the Secured Debt immediately before the acquisition.

B. Trustor agrees to maintain comprehensive general liability insurance naming Beneficiary as an additional insured in an amount acceptable to Beneficiary, insuring against claims arising from any accident or occurrence in or on the Property.

C. Trustor agrees to maintain rental loss or business interruption insurance, as required by Beneficiary, in an amount equal to at least coverage of one year's debt service, and required escrow account deposits (if agreed to separately in writing), under a form of policy acceptable to Beneficiary.

22. **NO ESCROW FOR TAXES AND INSURANCE.** Unless otherwise provided in a separate agreement, Trustor will not be required to pay to Beneficiary funds for taxes and insurance in escrow.

23. **FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS.** Trustor will provide to Beneficiary upon request, any financial statement or information Beneficiary may deem necessary. Trustor warrants that all financial statements and information Trustor provides to Beneficiary are, or will be, accurate, correct, and complete in all material respects. rustor agrees to sign, deliver and file as Beneficiary may reasonably request any additional documents or certifications that Beneficiary may consider necessary to perfect, continue, and preserve Trustor's obligations under this Deed of Trust and Beneficiary's lien status on the Property. If Trustor fails to do so, Beneficiary may sign, deliver, and file such documents or certificates in Trustor's name and Trustor hereby irrevocably appoints Beneficiary or Beneficiary's agent as attorney in fact to do the things necessary to comply with this section.

24. **JOINT AND INDIVIDUAL LIABILITY; CO-SIGNERS; SUCCESSORS AND ASSIGNS BOUND.** All duties under this Deed of Trust are joint and individual. If Trustor signs this Deed of Trust but does not sign the Evidence of Debt, Trustor does so only to mortgage Trustor's interest in the Property to secure payment of the Secured Debt and Trustor does not agree to be personally liable on the Secured Debt. Trustor agrees that Beneficiary and any party to this Deed of Trust may extend, modify or make any change in the terms of this Deed of Trust or the Evidence of Debt without Trustor's consent. Such a change will not release Trustor from the terms of this Deed of Trust. The duties and benefits of this Deed of Trust shall bind and benefit the successors and assigns of Trustor and Beneficiary.

If this Deed of Trust secures a guaranty between Beneficiary and Trustor and does not directly secure the obligation which is guarantied, Trustor agrees to waive any rights that may prevent Beneficiary from bringing any action or claim against Trustor or any party indebted under the obligation including, but not limited to, anti-deficiency or one-action laws.

25. **APPLICABLE LAW; SEVERABILITY; INTERPRETATION.** This Deed of Trust is governed by the laws of the jurisdiction in which Beneficiary is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Deed of Trust is complete and fully integrated. This Deed of Trust may not be amended or modified by oral agreement. Any section or clause in this Deed of Trust, attachments, or any agreement related to the Secured Debt that conflicts with applicable law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. If any section or clause of this Deed of Trust cannot be enforced according to its terms, that section or clause will be severed and will not affect the enforceability of the remainder of this Deed of Trust. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Deed of Trust are for convenience only and are not to be used to interpret or define the terms of this Deed of Trust. Time is of the essence in this Deed of Trust.

26. **SUCCESSOR TRUSTEE.** Beneficiary, at Beneficiary's option, may from time to time remove Trustee and appoint a successor trustee by an instrument recorded in the county in which this Deed of Trust is recorded. The successor trustee, without conveyance of the Property, shall succeed to all the title, power and duties conferred upon the Trustee by this Deed of Trust and applicable law.

27. **NOTICE.** Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Deed of Trust, or to any other address designated in writing. Notice to one trustor will be deemed to be notice to all trustors.

28. **U.C.C. PROVISIONS.** If checked, the following are applicable to, but do not limit, this Deed of Trust:

[ ] **Construction Loan.** This Deed of Trust secures an obligation incurred for the construction of an improvement on the Property.

[x] **Fixture Filing.** Trustor grants to Beneficiary a security interest in all goods that Trustor owns now or in the future and that are or will become fixtures related to the Property.

[x] **Crops; Timber; Minerals; Rents, Issues, and Profits.** Trustor grants to Beneficiary a security interest in all crops, timber, and minerals located on the Property as well as all rents, issues, and profits of them including, but not limited to, all Conservation Reserve Program (CRP) and Payment in Kind (PIK) payments and similar governmental programs (all of which shall also be included in the term "Property").

[ ] **Personal Property.** Trustor grants to Beneficiary a security interest in all personal property located on or connected with the Property. This security interest includes all farm products, inventory, equipment, accounts, documents, instruments, chattel paper, general intangibles, and all other items of personal property Trustor owns now or in the future and that are used or useful in the construction, ownership, operation, management, or maintenance of the Property. The term "personal property" specifically excludes that property described as "household goods" secured in connection with a "consumer" loan as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices.

[x] **Filing As Financing Statement.** Trustor agrees and acknowledges that this Deed of Trust also suffices as a financing statement and as such, may be filed of record as a financing statement of purposes of Article 9 of the Uniform commercial Code. A carbon, photographic, image or other reproduction of this Deed of Trust is sufficient as a financing statement.

29. **OTHER TERMS.** If checked, the following are applicable to this Deed of Trust:

[x] **Line of Credit.** The Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Deed of Trust will remain in effect until released.

[ ] **Agricultural Property.** Trustor covenants and warrants that the Property will be used principally for agricultural or farming purposes and that Trustor is an individual or entity allowed to own agricultural land as specified by law.

[X] **Additional Terms.** The right to cure provisions set forth in the Loan Agreement between the parties, in addition to the statutory rights to cure regarding deeds of trust in Nebraska, are applicable to this document.

DESIGNATION OF HOMESTEAD

Pursuant to the Farm Homestead Protection Act, designation of homestead [ ] has been waived [ ] has been disclaimed; the specific designation terms are attached to this Deed of Trust and made a part hereof.

SIGNATURES: By signing below, Trustor agrees to the terms and covenants contained in this Deed of Trust and in any attachments. Trustor also acknowledges receipt of a copy of this Deed of Trust on the date stated above on Page 1.

[x] Actual authority was granted to the parties signing below by resolution signed and dated 02/22/2005.

Date: Feb 22, 2005

Entity Name: Husker AG, LLC	Entity Name:
(Signature) Fredrick J. Knievel, Chairman (Date)	(Signature) Robert Brummels, Treasurer (Date)
(Signature) Mike Kinney, Vice Chairman (Date)	(Signature) (Date)

[ ] Refer to the Addendum which is attached and incorporated herein for additional Trustors, signatures and acknowledgments.

ACKNOWLEDGMENT:

(Individual)
STATE OF ______, COUNTY OF ______ } ss.
This instrument was acknowledged before me this ______ day of ______
by ______
My commission expires:
(Seal) ______ (Notary Public)

(Business or Entity Acknowledgment)
STATE OF Nebraska, COUNTY OF Pierce } ss.
This instrument was acknowledged before me this 22nd day of February 2005
by Fredrick J. Knievel, Chairman, Mike Kinney, Vice Chairman, and Robert Brummels, Treasurer (Title(s))
of Husker AG, LLC (Name of Business or Entity)
a Limited Liability Company on behalf of the business or entity.
My commission expires:
(Seal) ______ (Notary Public)

Loan Number 14131000

Exhibit A
Hereby made a permanent part of this document

A tract of land located in the North Half of the Northeast Quarter and the North half of the Northeast Quarter of the Northwest Quarter of Section 6, Township 27 North, Range 3 West of the 6th Principal Meridian, Pierce County, Nebraska, more particularly described as follows:

Commencing at the Northwest corner of said Section 6; thence South 89 degrees 57 minutes 44 seconds East (An assumed bearing) 1153.87 feet on the North line of said Section 6 to the Northwest corner of the Northeast Quarter of the Northwest Quarter of said Section 6; thence South 0 degrees 55 minutes 37 seconds East, 84.00 feet on the West line of said Northeast Quarter of the Northwest Quarter to a point on the South Right-of-Way line of U.S. Highway #20, said point is also the Point of Beginning; thence continuing South 0 degrees 55 minutes 37 seconds East, 326.33 feet on the West line of said Northeast Quarter of the Northwest Quarter to a Point on the North line of the BNSF Railway; thence South 78 degrees 16 minutes 13 seconds East, 591.44 feet on the North line of said Railway; thence South 11 degrees 44 minutes 21 seconds West, 50.00 feet on the north line of said Railway; thence South 78 degrees 16 minutes 13 seconds East, 767.59 feet on the North line of said Railway to a point of curvature; thence Easterly on said curve having a radius of 5679.58 feet; the arc of said curve having a distance of 893.71 feet and the chord of said curve having a bearing of South 82 degrees 46 minutes 42 seconds East and a distance of 892.79 feet; thence South 87 degrees 18 minutes 14 seconds East 127.57 feet on the North line of said Railway; thence North 02 degrees 43 minutes 00 seconds East, 25.00 feet on the north line of said Railway; thence South 87 degrees 17 minutes 00 seconds East 645.00 feet on the North line of said Railway; thence South 02 degrees 43 minutes 00 seconds West 25.00 feet; thence South 87 degrees 17 minutes 00 seconds East 160.00 feet on the North line of said Railway; thence North 02 degrees 42 minutes 50 seconds East, 165.00 feet on the northerly line of said Railway; thence South 87 degrees 17 minutes 10 seconds East, 13.94 feet on the North line of said Railway to a point on the West line of Lincoln Street to the Village of Breslau; thence North 0 degrees 39 minutes 56 seconds West, 665.85 feet on said West line of Lincoln Street to a point on the South Right-of-Way line of said U.S. Highway #20; thence North 89 degrees 57 minutes 14 seconds West, 337.80 feet on the South Right of Way line of said Highway #20; thence South 86 degrees 26 minutes 09 seconds West, 394.80 feet on said South Right of Way; thence North 89 degrees 56 minutes 51 seconds West, 2415.0 feet on said South Right-of-Way to the Point of Beginning, said tract of land contains 46.25 acres, more or less.